UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 2, 2006
LHC GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	8082	71-0918189

(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

420 West Pinhook Rd., Suite A
Lafayette, LA	70503
(Address of Principal Executive Offices)	(Zip Code)
(337) 233-1307
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On May 2, 2006, LHC Group, Inc. (the “Company”) issued a press release announcing the Company’s execution of Letters of Intent for two acquisitions. The transactions covered by the Letters of Intent include the acquisition of 100% of the interests in the home health and hospice operations of Baptist Memorial Home Care of Memphis, Tennessee that are located in Forrest City, Arkansas (“Arkansas Home Health”) and the acquisition of a 67% interest in Athens Limestone Home Health (“Athens-Limestone”) from Athens Limestone Hospital located in Athens, Alabama.
Item 9.01 Financial Statements and Exhibits.
     A copy of the Company’s press release concerning the two Letters of Intent to acquire Arkansas Home Health and Athens-Limestone is attached as Exhibit 99.1 to this Current Report on Form 8-K.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LHC GROUP, INC.
By:	/s/ R. Barr Brown
R. Barr Brown
Senior Vice President and Chief Financial Officer

Dated: May 5, 2006

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION

99.1	Press Release, dated May 2, 2006, announcing the Company’s execution of Letters of Intent to acquire Arkansas Home Health and Athens-Limestone.